UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------

                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 13, 1999


                             COMMERCIAL ASSETS, INC.
               (Exact name of Company as specified in its charter)


                Delaware                      1-2262              84-1501789
     (State or other jurisdiction of     (Commission File       (IRS Employer
     incorporation or organization)          Number)         Identification No.)

   3410 South Galena Street, Suite 210                              80231
            Denver, Colorado                                      (Zip Code)
(Address of principal executive offices)

                                 (303) 614-9410
                (Company's telephone number, including area code)

                                 Not Applicable
                         (Former name or former address,
                          if changed since last report)

Item 2.  Acquisition or Disposition of Assets

On August 13, 1999, Commercial Assets, Inc. (the "Company") acquired three manufactured home communities and adjoining land located near Phoenix, Arizona from The Norman Andrus Irrevocable Trust u/a/d 7/29/97. The communities and land consist of 334 developed homesites and 206 sites available for future development. The developed homesites are 97% occupied.

The consideration for the communities was determined through arms-length negotiations with the seller. Total consideration for the communities was $12,167,000, paid as follows:

o $8,977,000 in cancellation of participating mortgages which were previously held by the Company and secured by the properties,
o $2,960,000 in the assumption of a note payable which is secured by one of the communities, and
o    $230,000 in cash.

The Company generally intends to continue to utilize the assets acquired in the transaction as rental properties which is the same manner as they were employed prior to the acquisition.

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements in certain circumstances. Certain information included in this Report, the Company's Annual Report to Stockholders and other Company filings (collectively "SEC Filings") under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (as well as information communicated orally or in writing between the dates of such SEC Filings) contains or may contain information that is forward looking, including, without limitation, statements regarding projections of the Company's future financial performance, cash flow, dividends and anticipated returns on real estate investments. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include: general economic and business conditions; interest rate changes; financing and refinancing risks; risks inherent in owning real estate or debt secured by real estate; future development rate of homesites; competition; the availability of real estate assets at prices which meet the Company's investment criteria; the Company's ability to reduce expense levels, implement rent increases and use leverage; and other risks set forth in the Company's Securities and Exchange Commission filings. Readers should carefully review the Company's financial statements and the notes thereto, as well as the risk factors described in the SEC Filings.

Item 7.  Financial Statements and Exhibits

(a)      Financial Statements

         The required financial statements will be filed by amendment within 60 days.

(b)      Pro Forma Financial Information

         The required pro forma financial information will be filed by amendment within 60 days.

(c)      Exhibits

Exhibit No.                               Description

10.11 Form of Amended and Restated Promissory Note entered into in connection with investments in mortgages on three manufactured home communities and adjoining land. (incorporated herein by reference to Exhibit 10.11 to the Registrant's Annual Report on Form 10-K dated December 31, 1998, Commission File No. 1-2262, filed on March 24, 1999).

10.11(a) Form of Amended and Restated Combination Deed of Trust, Assignment of Rents, Security Agreement and Fixture Financing Statement entered into in connection with investments in mortgages on three manufactured home communities and adjoining land. (incorporated herein by reference to Exhibit 10.11(a) to the Registrant's Annual Report on Form 10-K dated December 31, 1998, Commission File No. 1-2262, filed on March 24, 1999).

10.11(b) Receipt, Release and Settlement Agreement, dated as of August 13, 1999, between the Registrant, Casa Encanta Commercial, L.L.C., Fiesta/Encanta MHP, L.L.C., Fiesta MHP Investors, L.L.C., Fiesta SPE, L.L.C., Southern Palms MHP, L.L.C., Norman Andrus, and The Norman Andrus Irrevocable Trust.

10.11(c)      Form of Assignment and Assumption of Membership Interest.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  COMMERCIAL ASSETS, INC.


Date:  August 30, 1999
                                                  By: /s/David M. Becker
                                                       David M. Becker
                                                       Chief Financial Officer